UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2018

FIRST COMMUNITY BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia	24605-0989
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

As further described below, on October 2, 2018, First Community Bancshares, Inc., a Nevada corporation (“FCBC Nevada”), merged with and into its wholly-owned subsidiary, First Community Bankshares, Inc., a Virginia corporation (“FCBC Virginia”) pursuant to an Agreement and Plan of Reincorporation and Merger, dated as of March 13, 2018, (the “Merger Agreement”) with FCBC Virginia continuing as the surviving corporation (the “Reincorporation Merger”). The purpose of the Reincorporation Merger was to change FCBC Nevada’s state of incorporation from Nevada to Virginia.

At the Effective Time, pursuant to the Merger Agreement, each outstanding share of common stock, par value $1.00 per share, of FCBC Nevada (the “FCBC Nevada Common Stock”) automatically converted into one fully paid and non-assessable share of common stock, par value $1.00 per share of FCBC Virginia (the “Common Stock”). Similar to the shares of FCBC Nevada Common Stock prior to the Reincorporation Merger, the shares of Common Stock trade on NASDAQ under the same symbol “FCBC”. Each outstanding certificate representing shares of FCBC Nevada Common Stock automatically represents, without any action of FCBC Nevada’s stockholders, the same number of shares of Common Stock. FCBC Nevada’s stockholders do not need to exchange their stock certificates as a result of the Reincorporation Merger.

As previously disclosed, the Merger Agreement was adopted by the holders of FCBC Nevada Common Stock at a Special Meeting of the stockholders of FCBC Nevada held on April 24, 2018.

As discussed also under Item 8.01 below, as a result of the Reincorporation Merger, and by operation of Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), FCBC Virginia is the successor issuer to FCBC Nevada, and FCBC Virginia’s Common Stock is deemed to be registered under Section 12(b) of the Exchange Act.

The description of the Reincorporation Merger and the Merger Agreement contained in this Item 1.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Appendix A to the Definitive Proxy Statement filed by FCBC Nevada with the U.S. Securities and Exchange Commission (the “SEC”) on March 13, 2018 and is incorporated herein by reference.

As used in this Report, the term “Registrant” refers to FCBC Virginia, as the surviving entity after the Reincorporation Merger and as successor to FCBC Nevada.

Item 2.01 - Completion of Acquisition or Disposition of Assets

Pursuant to the Merger Agreement, as of 12:01 a.m., Eastern Time, on October 2, 2018 (the “Effective Time”), FCBC Nevada was merged with and into FCBC Virginia, with FCBC Virginia continuing as the surviving corporation. The Reincorporation Merger was consummated by the filing of articles of merger, effective as of 12:01 a.m., Eastern Time, on October 2, 2018, with the Secretary of State of the State of Nevada and the Virginia State Corporation Commission.

The information included under Items 1.01, 3.03 and 5.03 of this Current Report on Form 8-K are incorporated into this Item 2.01 by reference.

Item 3.03 - Material Modification to Rights of Security Holders

As previously disclosed, the Merger Agreement was adopted by the holders of FCBC Nevada Common Stock at the Annual Meeting of the stockholders of FCBC Nevada held on April 24, 2018.

As of the Effective Time, pursuant to the Merger Agreement, each outstanding share of FCBC Nevada Common Stock automatically converted into one share of FCBC Virginia Common Stock. The Common Stock is subject to certain ownership limitations and transfer restrictions as described below.

Similar to the shares of FCBC Nevada Common Stock prior to the Reincorporation Merger, the shares of Common Stock now trade on NASDAQ under the symbol “FCBC”.

As a result of the Reincorporation Merger, as of the Effective Time, the rights of the holders of the Common Stock are governed by the FCBC Virginia’s Articles of Incorporation and the FCBC Virginia’s Bylaws.

The description of the Common Stock contained in this Item 3.03 does not purport to be complete and is subject to and qualified in its entirety by reference to the description of the Common Stock contained in the “Description of First Community Bankshares Common Stock” attached hereto as Exhibit 4.1 and incorporated herein by reference. In addition, the foregoing description of the Common Stock is qualified in its entirety by reference to the Articles of Incorporation and the Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

The information included under Items 1.01 and 2.01 of this Current Report on Form 8-K is also incorporated into this Item 3.03 by reference.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Directors and Officers

The board of directors and executive officers of the FCBC Nevada immediately prior to the Reincorporation Merger became the board of directors and executive officers, respectively, of FCBC Virginia immediately following the Reincorporation Merger, and each director and executive officer has continued his or her directorship or employment, as the case may be, with FCBC Virginia under the same terms and position or positions as his or her directorship or employment with FCBC Nevada immediately prior to the Effective Time. FCBC Virginia’s directors will be subject to re-election in accordance with the Articles of Incorporation and the Bylaws. In addition, the standing committees of the board of directors of FCBC Virginia (Audit Compliance and Enterprise Risk, Executive, Compensation and Retirement and Governance and Nominating) will consist of the same standing committees of the board of directors of FCBC Nevada, and the membership of each committee remains unchanged.

Assumption of Equity Compensation Plans and Awards and Other Compensation and Benefit Arrangements

As a result of the Reincorporation Merger, as of the Effective Time, FCBC Virginia assumed FCBC Nevada’s equity incentive plans, including the qualified defined contribution Employee Stock Ownership and 401(k) plan known as the “KSOP”, the non-qualified deferred compensation plan referred to as the “WRAP” plan and the supplemental executive retention plan (collectively, the “Plans”), and all award agreements evidencing an award granted under one of the Plans (collectively, the “Award Agreements”). As of the Effective Time, each outstanding equity-based award with respect to shares of FCBC Nevada Common Stock granted to the Plans was converted into a corresponding equity-based award with respect to the same number of shares of Common Stock, in each case, in accordance with the terms of the applicable Plan and Award Agreement and subject to the same terms and conditions applicable to such award prior to the conversion.

FCBC Nevada maintained a number of compensation and benefit plans, agreements, policies and other arrangements for its directors, officers and employees. None of these plans, agreements, policies or other arrangements were materially affected by the Reincorporation Merger and FCBC Virginia assumed any and all of the FCBC Nevada’s existing obligations under each such plan, agreement, policy and other arrangement by operation of law in the Reincorporation Merger. None of FCBC Virginia’s directors, officers or employees received any additional or special compensation (either in the form of cash, deferred compensation or equity awards) as a result of the Reincorporation Merger.

For more information concerning the Plans, Award Agreements and other compensation and benefit plans, agreements, policies and other arrangements, see generally FCBC Nevada’s Annual Report on Form 10-K for the year ended December 31, 2017, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018, and June 30, 2018, Definitive Proxy Statement filed March 13, 2018 and Current Reports on Form 8-K filed since the prior fiscal year end.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Reincorporation Merger, FCBC Nevada, as the sole stockholder of FCBC Virginia, adopted and approved the articles of incorporation and bylaws of FCBC Virginia. A copy of the FCBC Virginia Articles of Incorporation is filed as Exhibit 3.1 and incorporated by reference into this Item 5.03. A copy of the FCBC Virginia Bylaws is filed as Exhibit 3.2 to this Report and incorporated by reference into this Item 5.03.

Additional information about the Reincorporation Merger, a comparison of the Virginia Articles of Incorporation and the Virginia Bylaws with the Nevada Articles of Incorporation and Bylaws, and a comparison of the corporation laws of Nevada and Virginia can be found in FCBC Nevada’s definitive proxy statement for its 2018 annual meeting of stockholders, as filed with the Securities and Exchange Commission on March 13, 2018.

Item 8.01	Other Events.

On October 2, 2018, First Community Bancshares, Inc., a Nevada corporation (defined earlier as FCBC Nevada) merged with and into its wholly owned subsidiary, First Community Bankshares, Inc., a Virginia corporation (defined earlier as FCBC Virginia, in order to reincorporate FCBC Nevada from the state of Nevada to the commonwealth of Virginia (defined earlier as the Reincorporation Merger). FCBC Nevada and FCBC Virginia effected the Reincorporation Merger pursuant to the Merger Agreement. The Reincorporation Merger was approved by FCBC Nevada’s Board of Directors on February 27, 2018 and submitted to a vote of, and approved by, FCBC Nevada’s stockholders on April 24, 2018.

As a result of the Reincorporation Merger, each share of the common stock of FCBC Nevada issued and outstanding at the Effective Time has been automatically converted into a similar share of common stock of FCBC Virginia.

As a result of the transactions described above, FCBC Virginia is the successor issuer to FCBC Nevada, pursuant to Rule 12g-3(a) under the Exchange Act. FCBC Nevada has been subject to the informational requirements of the Exchange Act and has timely filed reports and other financial information with the Securities and Exchange Commission (the “SEC”), which documents are available free of charge on the SEC’s website at http://www.sec.gov.

The last financial report filed by FCBC Nevada with the SEC was the Form 10-Q for the quarter ended June 30, 2018 and the last report was the Current Report on Form 8-K filed on September 19, 2018.

This Report is being filed by FCBC Virginia as the initial report of FCBC Virginia to the SEC and as notice that it is the successor issuer to FCBC Nevada and is thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and in accordance therewith will file reports and other information with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are included with this report:

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Reincorporation and Merger by and between First Community Bancshares, Inc., a Nevada corporation and First Community Bankshares, Inc., a Virginia corporation dated March 13, 2018 (incorporated by reference to Appendix A of the Definitive Proxy Statement on Form DEF 14A as filed with the SEC on March 13, 2018)

3.1	Articles of Incorporation of First Community Bankshares, Inc., a Virginia corporation (incorporated by reference to Appendix B of the Definitive Proxy Statement on Form DEF 14A as filed with the SEC on March 13, 2018)

3.2*	Bylaws of First Community Bankshares, Inc., a Virginia corporation

4.1*	Description of First Community Bankshares, Inc. Common Stock

4.2 *	Form of First Community Bankshares, Inc. Common Stock Certificate

* Filed herewith.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include:  changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.

Date:	October 2, 2018	By:	/s/ David D. Brown

David D. Brown
Chief Financial Officer